UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

PARALLEL PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-13305	75-1971716
(Commission file number)	(IRS employer identification number)

1004 N. Big Spring, Suite 400, Midland, Texas	79701
(Address of principle executive offices)	(Zip code)

(432) 684-3727

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 7, 2005, Parallel Petroleum Corporation, or “Parallel”, issued a press release announcing its results of operations for the third quarter ended September 30, 2005. The press release issued on November 7, 2005 is furnished as Exhibit No. 99.1 to this Current Report on Form 8-K.

Parallel’s reports on Form 10-K, 10-Q and 8-K and other publicly available information should be consulted for other important information about Parallel.

Pursuant to General Instruction B-2 of Form 8-K, the information under this Item 2.02 in this Current Report on Form 8-K, including Exhibit No. 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information under this Item 2.02 in this Current Report shall not be incorporated by reference into any filing of Parallel, except as shall be expressly set forth by specific reference in such filing or document.

Item 7.01	Regulation FD Disclosure.

On November 7, 2005, Parallel issued a press release announcing its oil and gas operations update for the third quarter ended September 30, 2005. Attached hereto as Exhibit 99.2 is the press release issued by Parallel on November 7, 2005.

Pursuant to General Instruction B.2 of Form 8-K, the information under this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that Section. The information under this Item 7.01 in this Current Report shall not be incorporated by reference into any filing of Parallel, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release issued November 7, 2005
99.2	Press Release issued November 7, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2005

PARALLEL PETROLEUM CORPORATION

By:	/s/ Larry C. Oldham

Larry C. Oldham, President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued November 7, 2005
99.2	Press Release issued November 7, 2005